EMPLOYEE BENEFIT PLANS - Stock-Based Compensation Expense (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Compensation and Retirement Disclosure [Abstract]
Restricted stock awards, expense	$ 106	$ 99	$ 91
Stock options, expense	9	10	7
Total stock-based compensation expense	115	109	98
Tax benefit recognized	(20)	(26)	(22)
Stock-based compensation expense, net of tax	$ 95	$ 83	$ 76